EXHIBIT 10.5

                       ASSIGNMENT AND ASSUMPTION AGREEMENT



         ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of June 17, 1999, between VOGO NETWORKS, LLC, a Delaware limited liability company ("Buyer"), and CONNECTSOFT COMMUNICATIONS CORPORATION, a Delaware corporation, and CONNECTSOFT HOLDING CORP., a Washington corporation (collectively "Seller").

         Buyer, Seller, American United Global, Inc., a Delaware corporation, and Executive TeleCard Ltd., a Delaware corporation are parties to an Asset Purchase Agreement dated as of July 10, 1998, as amended, including by Amendment No. 3 thereto dated June __, 1999 (the "Purchase Agreement"). It is a condition precedent to Seller's obligations under the Purchase Agreement that Buyer execute and deliver this Assignment and Assumption Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer hereby agrees as follows:

         1. Capitalized terms used herein but not defined herein shall have the meanings assigned such terms in the Purchase Agreement.

         2. Seller hereby assigns to Buyer each of the contracts, agreements and instruments set forth on Schedule B-1 hereto (the "Seller Contracts") and the Assumed Liabilities set forth on Schedule B-2 hereto ("Assumed Liabilities").

         3. Buyer hereby assumes all liabilities arising (i) under the Seller Contracts and (ii) under the Assumed Liabilities, in each case from and after the Closing Date, and hereby assumes, and agrees to be bound by, pay and fully and faithfully discharge and perform, all obligations of Seller of continued performance under the Seller Contracts and Assumed Liabilities from and after the date hereof in accordance with the terms of the Purchase Agreement.

         4. Notwithstanding anything contained in Sections 2 or 3 hereof to the contrary, Buyer does not assume, and shall not be responsible for any liabilities or obligations of Seller or any affiliate of Seller, whether fixed or contingent, known or unknown, threatened, pending or unasserted, other than the Seller Contracts and Assumed Liabilities. Seller does retain and shall remain responsible for in accordance with the terms and conditions of the Purchase Agreement, all of Seller's debts, liabilities and obligations of any nature whatsoever, other than the Assumed Liabilities and Seller Contracts, whether accrued, absolute or contingent, whether known or unknown, whether due or to become due and whether related to the Assets or otherwise, and regardless of when asserted, including, without limitation, the following liabilities or obligations of Seller (none of which will constitute Assumed Liabilities):

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            (a)   all  liabilities   and  obligations of any kind existing as of
the Closing of a nature characterized as an intercompany liability, and any similar item otherwise owed between Seller and American United Global, Inc. or any of its affiliates;

            (b)   any   liabilities   with  respect  to   any  bonus,   deferred
compensation, pension, profit sharing, retirement or other such benefit plan;

            (c)   all liabilities and obligations of Seller for Taxes; and

            (d) any of the obligations and claims required to be set forth in Schedule 5.13 of the Purchase Agreement.

For the avoidance of doubt, the parties acknowledge and agree that the liabilities listed on Schedule B-1 and B-2 shall not include any obligations of AUGI, CCC or Connectsoft to UPS or any of its affiliates ("UPS Liabilities"), and that such obligations shall not be Assumed Liabilities for purposes of the Purchase Agreement or this Assignment and Assumption Agreement..

         5. From time to time after the date hereof, each of Buyer and Seller will execute and deliver to the other such instruments as may be reasonably requested by Buyer or its counsel or Seller or its counsel, as the case may be, in order to carry out the purpose and intent of this Assignment and Assumption Agreement and the Purchase Agreement.

         6. Notwithstanding any other provision of this Assignment and Assumption Agreement to the contrary, nothing contained in this Assignment and Assumption Agreement shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge, or in any way affect the provisions, including the warranties, covenants, agreements, conditions, representations or, in general any of the rights and remedies, and any of the obligations and indemnifications of Buyer or Seller set forth in the Purchase Agreement nor shall this Assignment and Assumption Agreement expand or enlarge any remedies under the Purchase Agreement including without limitation any limits on indemnification specified therein. This Assignment and Assumption Agreement is intended only to effect the transfer of certain liabilities assumed pursuant to the Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Purchase Agreement.

         7. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

                         [SIGNATURES ON FOLLOWING PAGE]



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         IN WITNESS  WHEREOF,  Buyer and Seller have caused this  Assignment and
Assumption Agreement to be executed and delivered on the date and year first written above.

                                   CONNECTSOFT COMMUNICATIONS
                                    CORPORATION


                                   By:__________________________________
                                      Name:
                                      Its:


                                   CONNECTSOFT HOLDING CORP.


                                   By:__________________________________
                                      Name:
                                      Its:


                                   VOGO NETWORKS, LLC



                                   By:__________________________________
                                      Name:
                                      Its:



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